Exhibit (a)(1)(B)

        Letter of Transmittal
For Tender of Shares of Common Stock of
Insignia Systems, Inc.
At a Purchase Price Not Greater than $2.35 per Share
Nor Less than $2.15 per Share
Pursuant to the Offer to Purchase Dated July 18, 2013

THE OFFER, PRORATION PERIOD AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON AUGUST 15, 2013, UNLESS THE OFFER IS EXTENDED.

        YOU SHOULD CAREFULLY READ THIS LETTER OF TRANSMITTAL, INCLUDING THE ACCOMPANYING INSTRUCTIONS, BEFORE YOU COMPLETE IT. FOR THIS LETTER OF TRANSMITTAL TO BE PROPERLY DELIVERED, IT MUST BE RECEIVED BY THE DEPOSITARY AT ONE OF THE BELOW ADDRESSES BEFORE THE OFFER EXPIRES (IN ADDITION TO THE OTHER REQUIREMENTS DETAILED IN THIS LETTER OF TRANSMITTAL AND ITS INSTRUCTIONS). DELIVERY OF THIS LETTER OF TRANSMITTAL TO ANOTHER ADDRESS WILL NOT CONSTITUTE PROPER DELIVERY. DELIVERIES TO US, THE INFORMATION AGENT OR DTC WILL NOT BE FORWARDED TO THE DEPOSITARY AND WILL NOT CONSTITUTE A PROPER DELIVERY.

        Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Offer to Purchase.

The Depositary for the Offer is:

Wells Fargo Bank, N.A.

***By Mail:	***By Hand or Overnight Courier:
Wells Fargo Bank, N.A. Shareowner Services Voluntary Corporate Actions P.O. Box 64854 St. Paul, Minnesota 55164-0854	Wells Fargo Bank, N.A. Shareowner Services Voluntary Corporate Actions 1110 Centre Pointe Curve, Suite 101 Mendota Heights, Minnesota 55120

DESCRIPTION OF SHARES TENDERED (See Instructions 3 and 4. Attach a separate signed schedule if necessary.)
Must be signed by all registered shareholders; include legal capacity if signing on behalf of an entity (Please fill in if blank)			Shares Tendered
	Certificate Number(s)	Number of Shares Represented by Certificate(s)*	Total Number of Shares Represented by Book Entry (electronic form) Tendered**	Number of Shares Tendered**

Total Shares Tendered
*
Unless a lower number of shares to be tendered is otherwise indicated, it will be assumed that all shares described above are being tendered. See Instruction 4.

**
If shares are held in book-entry form on the records of the Depositary, indicate the number of shares tendered.
☐
Check here if share certificates have been lost, destroyed or mutilated. The certificate(s) were for                          shares. A $50 replacement fee must be sent in with the completed Letter of Transmittal. The check must be made payable to Shareowner Services. If additional forms and fees are needed, you will be contacted. See Instruction 12.

  READ THE INSTRUCTIONS CAREFULLY BEFORE
  COMPLETING THIS LETTER OF TRANSMITTAL

WHEN THIS LETTER OF TRANSMITTAL SHOULD BE USED:

        You should complete this Letter of Transmittal only if one of the following situations applies to your tender:

  •
  you are including with this Letter of Transmittal certificates representing shares that you are tendering; or

  •
  you are tendering shares held in book-entry form on the records of the Depositary.

        If you want to tender your shares but (a) your certificates for the shares are not immediately available or cannot be delivered to the Depositary by the Expiration Date, (b) you cannot comply with the procedure for book-entry transfer by the Expiration Date, or (c) your other required documents cannot be delivered to the Depositary by the Expiration Date, you can still tender your shares if you comply with the guaranteed delivery procedures described in Section 3 of the Offer to Purchase. See Instruction 2.

        An institution that is a participant of The Depository Trust Company ("DTC") may make delivery of shares it holds in book-entry form at DTC by causing DTC to transfer shares into the Depositary's account in accordance with DTC's procedures for transfer. A DTC participant must submit an "agent's message" as described in Instruction 2. Delivery of this Letter of Transmittal to DTC or the Depositary will not constitute a proper tender of such shares. See Section 3 of the Offer to Purchase.

IMPORTANT
SHAREHOLDERS SIGN HERE

(PLEASE COMPLETE AND RETURN THE ATTACHED FORM W-9)

(The registered holder(s) must sign this document exactly as name(s) appear(s) on certificates(s) for shares or on a security position listing or the person(s) authorized to become the registered holder(s) by certificates and documents transmitted with this Letter of Transmittal must sign this document. If a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity is signing this document, please set forth your full title and see Instruction 6.)

Signature(s) of owner(s):

Name(s):

Date:

Capacity (full title):

Address:

APPLY MEDALLION GUARANTEE STAMP BELOW (If required—see Instructions 1 and 6)

METHOD OF DELIVERY

☐
Check here if certificates for tendering shares are enclosed herewith and you have not previously sent a Notice of Guaranteed Delivery.

☐
Check here if tendered shares are being delivered pursuant to a Notice of Guaranteed Delivery previously sent to the Depositary and complete the following:

Name(s) of Registered Owner(s):

Date of Execution of Notice of Guaranteed Delivery:

Name of Institution that Guaranteed Delivery:

Account Number:

ORDER OF ACCEPTANCE IN EVENT OF PRORATION

If you are tendering certificates for shares, indicate below the order (by certificate number) in which shares are to be purchased in the event of proration (attach additional signed list if necessary). If you do not designate an order and if less than all shares tendered are purchased due to proration, shares will be selected for purchase by the Depositary. See Instruction 14.

1st:	4th:

2nd:	5th:

3rd:	6th:

PRICE AT WHICH YOU ARE TENDERING
(See Instruction 5)

        YOU MUST CHECK ONE BOX AND ONLY ONE BOX IF YOU WANT TO TENDER YOUR SHARES. IF MORE THAN ONE BOX IS CHECKED OR IF NO BOX IS CHECKED, YOUR SHARES WILL NOT BE PROPERLY TENDERED.

SHARES TENDERED AT A PRICE DETERMINED BY YOU:

        By checking one of the following boxes below INSTEAD OF THE BOX UNDER "SHARES TENDERED AT A PRICE DETERMINED PURSUANT TO THE OFFER," you are tendering shares at the price checked. This action would result in none of your shares being purchased if the Selected Price (as defined below) is less than the price checked below. If you want to tender portions of your shares at more than one price, you must complete a separate Letter of Transmittal for each price at which you tender shares. The same shares cannot be tendered at more than one price.

PRICE (IN DOLLARS) PER SHARE AT WHICH SHARES ARE BEING TENDERED

☐ $2.15                      ☐ $2.25                      ☐ $2.35

OR

SHARES TENDERED AT A PRICE DETERMINED PURSUANT TO THE OFFER:

☐
By checking THIS ONE BOX INSTEAD OF ONE OF THE PRICE BOXES ABOVE, you are tendering shares and are willing to accept the Selected Price in accordance with the terms of the Offer. This action will maximize the chance of having Insignia purchase your shares (subject to the possibility of proration). Note that this could result in your receiving a price per share as low as $2.15.

CONDITIONAL TENDER
(See Instruction 13)

        You may condition your tender of shares on our purchasing a specified minimum number of your tendered shares, all as described in Section 6 of the Offer to Purchase. Unless the minimum number of shares you indicate below is purchased by us in the Offer, none of the shares you tender will be purchased. It is your responsibility to calculate that minimum number of shares that must be purchased if any are purchased, and you are urged to consult your own tax advisor before completing this section. Unless the following box has been checked and a minimum number of shares specified, your tender will be deemed unconditional.

☐
The minimum number of shares that must be purchased, if any are purchased, is:                               shares.

        If, because of proration, the minimum number of shares that you designated above will not be purchased, we may accept conditional tenders by random lot, if necessary. However, to be eligible for purchase by random lot, you must have tendered all your shares and checked the following box:

☐
The tendered shares represent all shares held by me.

SPECIAL DELIVERY AND PAYMENT INSTRUCTIONS

SPECIAL DELIVERY INSTRUCTIONS	SPECIAL PAYMENT INSTRUCTIONS

To be completed ONLY if the check for the aggregate purchase price of shares purchased and/or certificates (or a Direct Registration Book-Entry Statement) for shares not tendered or not purchased are to be mailed to someone other than the undersigned or to the undersigned at an address other than that shown above on page 1 of this Letter of Transmittal.	To be completed ONLY if the check for payment of the purchase price of shares accepted for payment is to be issued in the name of someone other than the undersigned.
(See Instructions 4 and 8)	(See Instructions 1, 6, 7 and 8)
Mail: ☐ Check and/or ☐ Certificate(s) to:	Issue to:
Name:	Name:
(Please Print)	(Please Print)
Address:	Address:

(Please Include Zip Code)	(Please Include Zip Code)

NOTE: SIGNATURES MUST BE PROVIDED IN THE BOX BELOW LABELED
"IMPORTANT—SHAREHOLDERS SIGN HERE."

IF YOU WANT TO TENDER YOUR SHARES,
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

        The undersigned hereby tenders to Insignia Systems, Inc., a Minnesota corporation ("Insignia"), the above-described shares of Insignia common stock, $0.01 par value per share, at the price per share indicated in this Letter of Transmittal, to the seller in cash, without interest, upon the terms and subject to the conditions set forth in the Offer to Purchase dated July 18, 2013, receipt of which is hereby acknowledged, and in this Letter of Transmittal which, together with the Offer to Purchase, as amended or supplemented from time to time, together constitute the "Offer."

        Subject to, and effective upon, acceptance for payment of the shares tendered in accordance with the terms and subject to the conditions of the Offer, including, if the Offer is extended or amended, the terms and conditions of the extension or amendment, the undersigned agrees to sell, assign and transfer to, or upon the order of, Insignia all right, title and interest in and to all shares tendered and orders the registration of all shares tendered by book-entry transfer that are purchased under the Offer to, or upon the order of, Insignia and irrevocably constitutes and appoints the Depositary as the true and lawful agent and attorney-in-fact of the undersigned with respect to the shares with full knowledge that the Depositary also acts as the agent of Insignia, with full power of substitution (the power of attorney being deemed to be an irrevocable power coupled with an interest), to:

  •
  deliver certificate(s) representing the shares or transfer ownership of the shares on the account books maintained by the Depositary or DTC, as applicable, together, in either case, with all accompanying evidences of transfer and authenticity, to, or upon the order of, Insignia upon receipt by the Depositary, as the undersigned's agent, of the purchase price with respect to the shares;

  •
  present certificates for the shares for cancellation and transfer on Insignia's books; and

  •
  receive all benefits and otherwise exercise all rights of beneficial ownership of the shares, subject to the next paragraph, all in accordance with the terms and subject to the conditions of the Offer.

        The undersigned covenants, represents and warrants to Insignia that:

  •
  the undersigned has full power and authority to tender, sell, assign and transfer the shares tendered hereby and, when and to the extent accepted for payment, Insignia will acquire good, marketable and unencumbered title to the tendered shares, free and clear of all security interests, liens, restrictions, charges, encumbrances, conditional sales agreements or other obligations relating to the sale or transfer of the shares, and not subject to any adverse claims;

  •
  the undersigned understands that tenders of shares pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the instructions to this Letter of Transmittal will constitute the undersigned's acceptance of the terms and conditions of the Offer, including the undersigned's representation and warranty that (a) the undersigned has a "net long position," within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), in the shares or equivalent securities at least equal to the shares being tendered, and (b) the tender of shares complies with Rule 14e-4;

  •
  the undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or Insignia to be necessary or desirable to complete the sale, assignment and transfer of the shares tendered; and

  •
  the undersigned has read, understands and agrees to all of the terms of the Offer.

        The undersigned understands that Insignia's acceptance of shares tendered pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the instructions to this Letter of Transmittal will constitute a binding agreement between the undersigned and Insignia upon the terms and subject to the conditions of the Offer. The undersigned acknowledges that under no circumstances will Insignia pay interest on the purchase price, including, without limitation, by reason of any delay in making payment.

        The name(s) and address(es) of the registered holder(s) should be printed, if they are not already printed above, exactly as they appear on the certificates evidencing shares tendered. The certificate numbers, the number of shares evidenced by the certificates, the number of shares that the undersigned wishes to tender, and the price at which the shares are being tendered should be set forth in the appropriate boxes above.

        The undersigned understands that Insignia will determine a single per (the "Selected Price"), not greater than $2.35 nor less than $2.15 per share, that will allow Insignia to purchase $12 million in value of shares, or a lower amount depending on the number of shares properly tendered, not properly withdrawn from and accepted pursuant to the Offer. All shares acquired in the Offer will be acquired at the Selected Price. All shares properly tendered at prices equal to or below the Selected Price and not properly withdrawn will be purchased, subject to the conditions of the Offer, proration and conditional tender provisions described in the Offer to Purchase. Shares tendered at prices in excess of the Selected Price and shares not purchased because of proration or conditional tenders will be returned without expense to the shareholder. Insignia will not purchase fractional shares, and the total number of shares Insignia purchases will be rounded down to the largest number of whole shares that can be purchased for $12 million.

        The undersigned recognizes that under the circumstances set forth in the Offer to Purchase, Insignia will not be required to accept for payment or pay for any shares tendered and may terminate or amend the Offer; may postpone the acceptance for payment of, or the payment for, shares tendered. The undersigned understands that certificate(s) for any shares not tendered or not purchased will be returned to the undersigned at the address indicated above, unless otherwise indicated in the section entitled "Special Delivery and Payment Instructions" above. The undersigned acknowledges that Insignia has no obligation, pursuant to the "Special Delivery and Payment Instructions" section, to transfer any certificate for shares from the name of its registered holder(s), or to order the registration or transfer of any shares tendered by book-entry transfer, if Insignia does not purchase any of the shares represented by such certificate or tendered by such book-entry transfer.

        The check for the aggregate net purchase price for the shares tendered and purchased will be issued to the order of the undersigned and mailed to the address indicated above, unless otherwise indicated in the section entitled "Special Delivery and Payment Instructions" above.

        All authority conferred or agreed to be conferred by this Letter of Transmittal will survive the death or incapacity of the undersigned, and any obligation of the undersigned will be binding on the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and legal representatives of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

        1.    Guarantee of Signatures.    Depending on how the certificates for your shares are registered and to whom you want deliveries made, you may need to have the signatures on this Letter of Transmittal guaranteed by an eligible guarantor institution (as defined below). No signature guarantee is required if either:

  •
  this Letter of Transmittal is signed by the registered holder(s) of the shares tendered (which, for these purposes, includes any DTC participant whose name appears on a security position listing as the owner of the shares) exactly as the name of the registered holder(s) appears on the certificate(s) for the shares and payment is to be made directly to the holder, unless the holder has otherwise indicated in the section entitled "Special Delivery and Payment Instructions" above, in which case, delivery will not be made to the holder; or

  •
  the shares are tendered for the account of a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of the Securities Transfer Agents Medallion Program or a bank, broker, dealer, credit union, savings association or other entity that is also an "eligible guarantor institution," as that term is defined in Rule 17Ad-15 under the Exchange Act, each such entity, referred to as an "eligible guarantor institution."

        In all other cases, including if you have completed the section entitled "Special Payment Instructions" above, an eligible guarantor institution must guarantee all signatures on this Letter of Transmittal. You may also need to have any certificates you deliver endorsed or accompanied by a stock power, and the signatures on these documents also may need to be guaranteed. See Instruction 6.

        2.    Delivery of Letter of Transmittal and Certificates; Guaranteed Delivery Procedures.    For your shares to be properly tendered, EITHER (a) OR (b) below must happen:

  (a)
  The Depositary must receive all of the following at its address above in this Letter of Transmittal before or on the Expiration Date:

  (i)
  in the case of certificated shares: (1) the certificates for the shares, (2) a properly completed and executed Letter of Transmittal, and (3) any other documents required by this Letter of Transmittal;

  (ii)
  in the case of shares held in book-entry form on the records of the Depositary: (1) a properly completed and executed Letter of Transmittal and (2) any other documents required by this Letter of Transmittal; or

  (iii)
  in the case of shares held by a DTC participant and tendered by book-entry transfer at DTC: an agent's message,

      OR

  (b)
  You must comply with the guaranteed delivery procedure set forth below.

        Agent's Message.    The term "agent's message" means a message transmitted by DTC to, and received by, the Depositary when a DTC participant tenders shares by book-entry delivery into the Depositary's account in accordance with DTC's procedures for transfer. The agent's message states that DTC has received an express acknowledgment from the DTC participant that the participant has received and agrees to be bound by the terms of this Letter of Transmittal and that we may enforce the agreement against them.

        Guaranteed Delivery.    If you wish to tender your shares but (a) your certificates for the shares are not immediately available or cannot be delivered to the Depositary by the Expiration Date, (b) you cannot comply with the procedure for book-entry transfer by the Expiration Date, or (c) your other required documents cannot be delivered to the Depositary by the Expiration Date, your shares may still be tendered, if all of the following conditions are satisfied:

  •
  the tender is made by or through an eligible guarantor institution;

  •
  the Depositary receives by hand, mail, overnight courier or facsimile transmission, before the Expiration Date, a properly completed and duly executed Notice of Guaranteed Delivery in the form provided with the Offer to Purchase, specifying the price at which shares are being tendered, including (where required) a signature guarantee by an eligible guarantor institution in the form set forth in the Notice of Guaranteed Delivery; and

  •
  all of the following are received by the Depositary within three NASDAQ trading days after the date of receipt by the Depositary of the Notice of Guaranteed Delivery, either:

  •
  in the case of certificated shares: (a) the certificates for the shares, (b) a Letter of Transmittal relating thereto that has been properly completed and duly executed and includes all signature guarantees required thereon, and (c) all other required documents;

  •
  in the case of shares held in book-entry form on the records of the Depositary: (a) a Letter of Transmittal relating thereto that has been properly completed and duly executed and includes all signature guarantees required thereon and (b) all other required documents; or

  •
  in the case of shares held by a DTC participant and tendered by book-entry transfer at DTC: an agent's message.

        The method of delivery of this Letter of Transmittal, share certificates and all other required documents is at the option and the risk of the tendering shareholder and the delivery will be deemed made only when actually received by the Depositary. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

        LETTERS OF TRANSMITTAL MUST BE RECEIVED IN THE OFFICE OF THE DEPOSITARY BY 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE OF THE OFFER. DELIVERY OF THESE DOCUMENTS TO THE DEPOSITARY'S P.O. BOX ON THE EXPIRATION DATE DOES NOT CONSTITUTE RECEIPT BY THE DEPOSITARY. GUARANTEED DELIVERIES WILL BE ACCEPTED VIA FAX UNTIL 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

        Except as specifically permitted by Section 6 of the Offer to Purchase, Insignia will not accept any conditional tenders, nor will it purchase any fractional shares. All tendering shareholders, by execution of this Letter of Transmittal, waive any right to receive any notice of the acceptance for payment of their shares.

        3.    Inadequate Space.    If the space provided in the box entitled "Description of Shares Tendered" above is inadequate, the certificate numbers and/or the number of shares should be listed on a separate signed schedule and attached to this Letter of Transmittal.

        4.    Partial Tenders and Unpurchased Shares.    If fewer than all of the shares evidenced by any certificate submitted to the Depositary are to be tendered in the Offer, fill in the number of shares that are to be tendered in the column entitled "Number of Shares Tendered" in the box entitled "Description of Shares Tendered" above. In that case, if any tendered shares are purchased, a Direct Registration Book-Entry Statement for the remainder of the shares not being tendered (including any shares not purchased) evidenced by the old certificate(s) will be issued and sent to the registered holder(s) promptly after the Expiration Date. Unless otherwise indicated, all certificated shares and book-entry shares on the books of the Depositary set forth above and delivered to the Depositary will be deemed to have been tendered.

        In the case of shares tendered by book-entry transfer at DTC, the shares will be credited to the appropriate account maintained by the tendering shareholder at DTC. In each case, shares will be returned or credited without expense to the shareholder.

        5.    Indication of Price at Which Shares Are Being Tendered.    If you want to tender your shares, you must properly complete the pricing section of this Letter of Transmittal, which is called "Price at Which You Are Tendering." You must check one box in the pricing section. If more than one box is checked or no box is checked, your shares will not be properly tendered. If you want to tender portions of your shares at different prices, you must complete a separate Letter of Transmittal for each portion of your shares that you want to tender at a different price. However, the same shares cannot be tendered at more than one price, unless previously and properly withdrawn as provided in Section 4 of the Offer to Purchase.

        6.    Signatures on Letter of Transmittal; Stock Powers and Endorsements; Exact Signature.    If this Letter of Transmittal is signed by the registered holder(s) of the shares tendered, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without any change whatsoever.

        Joint Holders.    If the shares tendered are registered in the names of two or more joint holders, each holder must sign this Letter of Transmittal.

        Different Names on Certificates.    If any tendered shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate letters of transmittal as there are different registrations of certificates.

        Endorsements.    When this Letter of Transmittal is signed by the registered holder(s) of the shares tendered, no endorsements of certificates representing the shares or separate stock powers are required. If a certificate for shares is registered in the name of a person other than the person executing this Letter of Transmittal or you are completing the section entitled "Special Payment Instructions" in this Letter of Transmittal, then:

  •
  your certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name of the registered holder appears on the certificates; and

  •
  the signature on (1) this Letter of Transmittal, and (2) on your endorsed certificates or stock power must be guaranteed by an eligible guarantor institution. See Instruction 1.

        Signatures of Fiduciaries.    If this Letter of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or any other person acting in a fiduciary or representative capacity, that person should so indicate when signing and must submit proper evidence satisfactory to us of his or her authority to so act.

        7.    Stock Transfer Taxes.    Except as provided in this Instruction 7, no stock transfer tax stamps or funds to cover tax stamps need accompany this Letter of Transmittal. Insignia will pay any stock transfer taxes payable on the transfer of shares purchased pursuant to our Offer. If, however,

  •
  payment of the purchase price is to be made to any person other than the registered holder(s); or

  •
  certificates representing tendered shares are registered in the name(s) of any person(s) other than the person(s) signing this Letter of Transmittal,

then the amount of all stock transfer taxes, if any (whether imposed on the registered holder or such other person), payable on account of the transfer to that person will be deducted by the Depositary from the purchase price unless evidence satisfactory to Insignia and the Depositary of the payment of taxes or exemption from payment of taxes is submitted.

        8.    Special Payment and Delivery Instructions.    If the check for the purchase price of any shares accepted for payment is to be issued in the name of someone other than the person signing this Letter of Transmittal, the "Special Payment Instructions" box in this Letter of Transmittal should be completed and signatures must be guaranteed as described in Instruction 1.If the check is to be sent and/or certificates are to be returned to someone other than the person signing this Letter of Transmittal or to the signer at a different address, the "Special Delivery Instructions" box in this Letter of Transmittal should be completed.

        Tax implications apply to the registered holder (i.e., the person identified on page 1) at the time of transfers unless gift or inheritance rules apply. For tax-related information or questions, contact your tax advisor.

        9.    Irregularities.    All questions as to the number of shares to be accepted, the price to be paid for shares to be accepted and the validity, form, eligibility, including time of receipt, and acceptance for payment of any tender of shares will be determined by us in our sole discretion, subject to the rights of shareholders to challenge such determination in a court of competent jurisdiction. We reserve the absolute right to reject any or all tenders of any shares that we determine are not in proper form or the acceptance of or payment for which we determine may be unlawful. We also reserve the absolute right to waive any of the conditions of the Offer or any defect or irregularity in the tender of any particular shares or any particular shareholder. No tender of shares will be deemed to have been properly made until all defects or irregularities have been cured by the tendering shareholder or waived by us. None of us, the Depositary, the Information Agent or any other person will be under any duty to give notice of any defects or irregularities in any tender, or incur any liability for failure to give any such notice. Our interpretation of the terms of the Offer (including these instructions) will be final and binding on all parties, subject to the rights of shareholders to challenge such interpretation in a court of competent jurisdiction. By tendering shares to us, you agree to accept all decisions we make concerning these matters and waive any right you might otherwise have to challenge those decisions.

        10.    Questions and Requests for Assistance and Additional Copies.    Questions and requests for additional copies of the Offer to Purchase, this Letter of Transmittal or the Notice of Guaranteed Delivery may be directed to the Information Agent at the telephone number or address set forth on the back page of each of the Offer to Purchase and this Letter of Transmittal.

        11.    Federal Income Tax Withholding.    To prevent backup withholding tax equal to 28% of the gross payments payable pursuant to the Offer, each U.S. Holder (as defined below) who is a non-corporate shareholder and who does not otherwise establish an exemption from backup withholding must notify the Depositary of the U.S. Holder's correct taxpayer identification number (employer identification number or social security number), or certify that that taxpayer is awaiting a taxpayer identification number, and provide various other information by completing, under penalties of perjury, the Form W-9 included in this Letter of Transmittal.

        If a U.S. Holder owns the shares through a broker or other nominee who tenders the shares on the shareholder's behalf, the U.S. Holder may need to provide a Form W-9 (or other applicable form) to such broker or nominee in order to avoid backup withholding. The U.S. Holder should consult his or her broker to determine whether any such forms are required.

        With respect to each non-U.S. Holder (as defined below), if a non-U.S. Holder tenders shares held in its own name as a holder of record, the Depositary will withhold United States federal income taxes equal to 30% of the gross payments payable to the non-U.S. Holder unless the Depositary determines that a reduced or zero rate of withholding is applicable pursuant to an applicable income tax treaty or that an exemption is available. In order to obtain a reduced or zero rate of withholding pursuant to an applicable income tax treaty, a non-U.S. Holder must deliver to the Depositary a properly completed IRS Form W-8BEN (or suitable successor form claiming the benefit of the applicable tax treaty) claiming such an exemption or reduction. In order to claim an exemption from withholding on the grounds that gross proceeds paid pursuant to the Offer are effectively connected with the conduct of a trade or business within the United States, a non-U.S. Holder must deliver to the Depositary, before payment is made, a properly completed and executed IRS Form W-8ECI (or suitable successor or substitute form) claiming such exemption or reduction. U.S. backup withholding tax will not apply to the gross proceeds payable to the Offer to a non-U.S. Holder, provided that the non-U.S. Holder submits a statement (generally on IRS Form W-8BEN or other applicable From W-8), signed under penalties of perjury, attesting to the non-U.S. Holder's non-U.S. person status.

        Notwithstanding the foregoing, if a non-U.S. Holder tenders shares held in a U.S. brokerage account or otherwise through a U.S. broker, dealer, commercial bank, trust company, or other nominee, such U.S. broker or other nominee will generally be the withholding agent for the payment made to the non-U.S. Holder pursuant to the Offer. In some cases, such U.S. broker or other nominee may not withhold 30% U.S. federal gross income tax from the payment if the non-U.S. Holder certifies that it is not a U.S. person and that it met the "complete termination," "substantially disproportionate," or "not essentially equivalent to a dividend" test in respect of the Offer, although receipt of the full payment may be delayed until the certification is provided. Non-U.S. Holders tendering shares held through a U.S. broker or other nominee should consult such U.S. broker or other nominee and their own tax advisors to determine the particular withholding procedures that will be applicable to them.

        As used herein, a "U.S. Holder" is any shareholder that is:

  •
  an individual citizen or resident of the United States;

  •
  a corporation or entity treated as a corporation for U.S. federal income tax purposes organized in or under the laws of the United States, any state thereof or the District of Columbia;

  •
  an estate, the income of which is subject to United States federal income taxation regardless of the source of the income; or

  •
  a trust if a court within the United States can exercise primary supervision of the trust's administration and one or more United States persons have the authority to control all substantial decisions of the trust.

        A "non-U.S. Holder" is any shareholder that is not a U.S. Holder.

        A U.S. Holder is required to give the Depositary the TIN (i.e., Social Security Number or Employer Identification Number) of the record holder of the shares. If the shares are in more than one name, or are not in the name of the actual owner, consult the enclosed for additional guidelines on which number to report. Non-individual U.S. entities (such as an estate or partnership) will provide an Employer Identification Number ("EIN"). If the tendering shareholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, the shareholder should check "Applied For" in the space for the SSN and sign, date and return the Form W-9. If the TIN is "Applied For," the Depositary Agent will withhold from the reportable payments made to the shareholder at the current withholding rate, but such withholdings will be refunded if the tendering shareholder provides a TIN within 60 days.

        In compliance with IRS Circular 230, you are hereby notified that: (a) any discussion of federal tax issues contained or referred to herein is not intended or written to be used, and cannot be used by you, for the purposes of avoiding penalties that may be imposed on you under the Internal Revenue Code; (b) such discussion is written to support the promotion or marketing of the Offer addressed by the written advice herein; and (c) you should seek advice based on your particular circumstances from an independent tax advisor.

        12.    Lost, Destroyed or Mutilated Certificates.    If your certificate(s) have been lost, destroyed or mutilated, please check the box on the first page of this Letter of Transmittal. A $50 replacement fee must be mailed in with your completed Letter of Transmittal. The check must be made payable to Shareowner Services. If there are additional forms or fees needed, you will be contacted.

        13.    Conditional Tenders.    As discussed in Section 14 of the Offer to Purchase, the number of shares to be purchased from a particular shareholder may affect the tax treatment of the purchase to the shareholder and the shareholder's decision whether to tender. Accordingly, as described in Section 6 of the Offer to Purchase, you may tender shares subject to the condition that all or a specified minimum number of your shares tendered pursuant to this Letter of Transmittal or a Notice of Guaranteed Delivery must be purchased if any shares tendered are purchased.

        If you wish to make a conditional tender, you must indicate this in the box captioned "Conditional Tender" in this Letter of Transmittal or, if applicable, the Notice of Guaranteed Delivery. In the box captioned "Conditional Tender" in this Letter of Transmittal or the Notice of Guaranteed Delivery, you must calculate and appropriately indicate the minimum number of shares that must be purchased if any are to be purchased.

        As discussed in Section 6 of the Offer to Purchase, proration may affect whether we accept conditional tenders and may result in shares tendered pursuant to a conditional tender being deemed withdrawn if the minimum number of shares would not be purchased. If, because of proration, the minimum number of shares that you designate will not be purchased, we may accept conditional tenders by random lot, if necessary. However, to be eligible for purchase by random lot, you must have tendered all your shares and check the box so indicating. Upon selection by lot, if any, we will limit our purchase in each case to the designated minimum number of shares to be purchased.

        All tendered shares will be deemed unconditionally tendered unless the "Conditional Tender" box is completed.

        14.    Order of Purchase in Event of Proration.    As described in Section 1 of the Offer to Purchase, shareholders may designate the order in which their shares are to be purchased in the event of proration. The order of purchase may have an effect on the U.S. federal income tax classification and the amount of any gain or loss on the shares purchased. See Section 1 and Section 14 of the Offer to Purchase.

        IMPORTANT: THIS LETTER OF TRANSMITTAL, TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES, CERTIFICATES, AND ANY OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION DATE OR SHARES MUST BE DELIVERED PURSUANT TO THE PROCEDURES FOR BOOK-ENTRY TRANSFER AT DTC, TOGETHER WITH AN AGENT'S MESSAGE, IN EACH CASE PRIOR TO THE EXPIRATION DATE, OR THE TENDERING SHAREHOLDER MUST COMPLY WITH THE PROCEDURES FOR GUARANTEED DELIVERY.

     Form W-9                        Request for Taxpayer Identification Number and Certification

Name (as shown on your income tax return)

Business name/disregarded entity name, if different from above

Check appropriate box for federal tax classification:
☐ Individual/sole proprietor ☐ C Corporation ☐ S Corporation ☐ Partnership ☐ Trust/estate
☐ Limited liability company. Enter the tax classification (C=C corporation, S=S corporation, P=partnership)	☐ Exempt payee
Other (see instructions)

Address (number, street, and apt. or suite no.)	Requester's name and address (optional)

City, state, and ZIP code

List account number(s) here (optional)

Part I Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on the "Name" line to avoid backup withholding. For individuals, this is your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the Part I instructions on page 3. For other entities, it is your employer identification number (EIN). If you do not have a number, see How to get a TIN on page 3.	Social security number

Note. If the account is in more than one name, see the chart on page 4 for guidelines on whose number to enter.	Employer identification number

Part II Certification

Under penalties of perjury, I certify that:

1.
The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and

2.
I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

3.
I am a U.S. citizen or other U.S. person (defined below).

Certification instructions.    You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions on page 4.

Sign Here	Signature of U.S. person	Date

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Purpose of Form

A person who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) to report, for example, income paid to you, real estate transactions, mortgage interest you paid, acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA.

Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN to the person requesting it (the requester) and, when applicable, to:

1.  Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

2.  Certify that you are not subject to backup withholding, or

3.  Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners' share of effectively connected income.

Note.    If a requester gives you a form other than Form W-9 to request your TIN, you must use the requester's form if it is substantially similar to this Form W-9.

Definition of a U.S. person.    For federal tax purposes, you are considered a U.S. person if you are:

•
An individual who is a U.S. citizen or U.S. resident alien,

•
A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States,

•
An estate (other than a foreign estate), or

•
A domestic trust (as defined in Regulations section 301.7701-7).

Special rules for partnerships.    Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax on any foreign partners' share of income from such business. Further, in certain cases where a Form W-9 has not been received, a partnership is required to presume that a partner is a foreign person, and pay the withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid withholding on your share of partnership income.

Cat. No. 10231X            Form W-9 (Rev. 12-2011)

Form W-9 (Rev. 12-2011)	Page 2

The person who gives Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States is in the following cases:

•
The U.S. owner of a disregarded entity and not the entity,

•
The U.S. grantor or other owner of a grantor trust and not the trust, and

•
The U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.

Foreign person.    If you are a foreign person, do not use Form W-9. Instead, use the appropriate Form W-8 (see Publication 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien.    Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a "saving clause." Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.

If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items:

1.  The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

2.  The treaty article addressing the income.

3.  The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

4.  The type and amount of income that qualifies for the exemption from tax.

5.  Sufficient facts to justify the exemption from tax under the terms of the treaty article.

Example.    Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

If you are a nonresident alien or a foreign entity not subject to backup withholding, give the requester the appropriate completed Form W-8.

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS a percentage of such payments. This is called "backup withholding." Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

1.  You do not furnish your TIN to the requester,

2.  You do not certify your TIN when required (see the Part II instructions on page 3 for details),

3.  The IRS tells the requester that you furnished an incorrect TIN,

4.  The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

5.  You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

Certain payees and payments are exempt from backup withholding. See the instructions below and the separate Instructions for the Requester of Form W-9.

Also see Special rules for partnerships on page 1.

Updating Your Information

You must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person. For example, you may need to provide updated information if you are a C corporation that elects to be an S corporation, or if you no longer are tax exempt. In addition, you must furnish a new Form W-9 if the name or TIN changes for the account, for example, if the grantor of a grantor trust dies.

Penalties

Failure to furnish TIN.    If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding.    If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Criminal penalty for falsifying information.    Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs.    If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Name

If you are an individual, you must generally enter the name shown on your income tax return. However, if you have changed your last name, for instance, due to marriage without informing the Social Security Administration of the name change, enter your first name, the last name shown on your social security card, and your new last name.

If the account is in joint names, list first, and then circle, the name of the person or entity whose number you entered in Part I of the form.

Sole proprietor.    Enter your individual name as shown on your income tax return on the "Name" line. You may enter your business, trade, or "doing business as (DBA)" name on the "Business name/disregarded entity name" line.

Partnership, C Corporation, or S Corporation.    Enter the entity's name on the "Name" line and any business, trade, or "doing business as (DBA) name" on the "Business name/disregarded entity name" line.

Disregarded entity.    Enter the owner's name on the "Name" line. The name of the entity entered on the "Name" line should never be a disregarded entity. The name on the "Name" line must be the name shown on the income tax return on which the income will be reported. For example, if a foreign LLC that is treated as a disregarded entity for U.S. federal tax purposes has a domestic owner, the domestic owner's name is required to be provided on the "Name" line. If the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tax purposes. Enter the disregarded entity's name on the "Business name/disregarded entity name" line. If the owner of the disregarded entity is a foreign person, you must complete an appropriate Form W-8.

Note.    Check the appropriate box for the federal tax classification of the person whose name is entered on the "Name" line (Individual/sole proprietor, Partnership, C Corporation, S Corporation, Trust/estate).

Limited Liability Company (LLC).    If the person identified on the "Name" line is an LLC, check the "Limited liability company" box only and enter the appropriate code for the tax classification in the space provided. If you are an LLC that is treated as a partnership for federal tax purposes, enter "P" for partnership. If you are an LLC that has filed a Form 8832 or a Form 2553 to be taxed as a corporation, enter "C" for C corporation or "S" for S corporation. If you are an LLC that is disregarded as an entity separate from its owner under Regulation section 301.7701-3 (except for employment and excise tax), do not check the LLC box unless the owner of the LLC (required to be identified on the "Name" line) is another LLC that is not disregarded for federal tax purposes. If the LLC is disregarded as an entity separate from its owner, enter the appropriate tax classification of the owner identified on the "Name" line.

Form W-9 (Rev. 12-2011)	Page 3

Other entities.    Enter your business name as shown on required federal tax documents on the "Name" line. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on the "Business name/disregarded entity name" line.

Exempt Payee

If you are exempt from backup withholding, enter your name as described above and check the appropriate box for your status, then check the "Exempt payee" box in the line following the "Business name/disregarded entity name," sign and date the form.

Generally, individuals (including sole proprietors) are not exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends.

Note.    If you are exempt from backup withholding, you should still complete this form to avoid possible erroneous backup withholding.

The following payees are exempt from backup withholding:

1.  An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2),

2.  The United States or any of its agencies or instrumentalities,

3.  A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities,

4.  A foreign government or any of its political subdivisions, agencies, or instrumentalities, or

5.  An international organization or any of its agencies or instrumentalities.

Other payees that may be exempt from backup withholding include:

6.  A corporation,

7.  A foreign central bank of issue,

8.  A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States,

9.  A futures commission merchant registered with the Commodity Futures Trading Commission,

10. A real estate investment trust,

11. An entity registered at all times during the tax year under the Investment Company Act of 1940,

12. A common trust fund operated by a bank under section 584(a),

13. A financial institution,

14. A middleman known in the investment community as a nominee or custodian, or

15. A trust exempt from tax under section 664 or described in section 4947.

The following chart shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 15.

IF the payment is for...	THEN the payment is exempt for...
Interest and dividend payments	All exempt payees except for 9
Broker transactions	Exempt payees 1 through 5 and 7 through 13. Also, C corporations.
Barter exchange transactions and patronage dividends	Exempt payees 1 through 5
Payments over $600 required to be reported and direct sales over $5,000[1]	Generally, exempt payees 1 through 7[2]
1
See Form 1099-MISC, Miscellaneous Income, and its instructions.

2
However, the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys' fees, gross proceeds paid to an attorney, and payments for services paid by a federal executive agency.

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box.    If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see How to get a TIN below.

If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN.

If you are a single-member LLC that is disregarded as an entity separate from its owner (see Limited Liability Company (LLC) on page 2), enter the owner's SSN (or EIN, if the owner has one). Do not enter the disregarded entity's EIN. If the LLC is classified as a corporation or partnership, enter the entity's EIN.

Note.    See the chart on page 4 for further clarification of name and TIN combinations.

How to get a TIN.    If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local Social Security Administration office or get this form online at www.ssa.gov. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses and clicking on Employer Identification Number (EIN) under Starting a Business. You can get Forms W-7 and SS-4 from the IRS by visiting IRS.gov or by calling 1-800-TAX-FORM (1-800-829-3676).

If you are asked to complete Form W-9 but do not have a TIN, write "Applied For" in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note.    Entering "Applied For" means that you have already applied for a TIN or that you intend to apply for one soon.

Caution:    A disregarded domestic entity that has a foreign owner must use the appropriate Form W-8.

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if item 1, below, and items 4 and 5 on page 4 indicate otherwise.

For a joint account, only the person whose TIN is shown in Part I should sign (when required). In the case of a disregarded entity, the person identified on the "Name" line must sign. Exempt payees, see Exempt Payee on page 3.

Signature requirements.    Complete the certification as indicated in items 1 through 3, below, and items 4 and 5 on page 4.

1.  Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

2.  Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

3.  Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

Form W-9 (Rev. 12-2011)	Page 4

4.  Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. "Other payments" include payments made in the course of the requester's trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

5.  Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

What Name and Number To Give the Requester

For this type of account:	Give name and SSN of:

1. Individual	The individual
2. Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account[1]
3. Custodian account of a minor (Uniform Gift to Minors Act)	The minor[2]
4. a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee[1]
b. So-called trust account that is not a legal or valid trust under state law	The actual owner[1]
5. Sole proprietorship or disregarded entity owned by an individual	The owner[3]
6. Grantor trust filing under Optional Form 1099 Filing Method 1 (see Regulation section 1.671-4(b)(2)(i)(A))	The grantor*

For this type of account:	Give name and EIN of:

7. Disregarded entity not owned by an individual	The owner
8. A valid trust, estate, or pension trust	Legal entity[4]
9. Corporation or LLC electing corporate status on Form 8832 or Form 2553	The corporation
10. Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
11. Partnership or multi-member LLC	The partnership
12. A broker or registered nominee	The broker or nominee
13. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity
14. Grantor trust filing under the Form 1041 Filing Method or the Optional Form 1099 Filing Method 2 (see Regulation section 1.671-4(b)(2)(i)(B))	The trust

1
List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person's number must be furnished.

2
Circle the minor's name and furnish the minor's SSN.

3
You must show your individual name and you may also enter your business or "DBA" name on the "Business name/disregarded entity" name line. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.

4
List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see Special rules for partnerships on page 1.

*
Note. Grantor also must provide a Form W-9 to trustee of trust.

Note. If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Secure Your Tax Records from Identity Theft

Identity theft occurs when someone uses your personal information such as your name, social security number (SSN), or other identifying information, without your permission, to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.

To reduce your risk:

•
Protect your SSN,

•
Ensure your employer is protecting your SSN, and

•
Be careful when choosing a tax preparer.

If your tax records are affected by identity theft and you receive a notice from the IRS, respond right away to the name and phone number printed on the IRS notice or letter.

If your tax records are not currently affected by identity theft but you think you are at risk due to a lost or stolen purse or wallet, questionable credit card activity or credit report, contact the IRS Identity Theft Hotline at 1-800-908-4490 or submit Form 14039.

For more information, see Publication 4535, Identity Theft Prevention and Victim Assistance.

Victims of identity theft who are experiencing economic harm or a system problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 1-877-777-4778 or TTY/TDD 1-800-829-4059.

Protect yourself from suspicious emails or phishing schemes.    Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.

The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts.

If you receive an unsolicited email claiming to be from the IRS, forward this message to phishing@irs.gov. You may also report misuse of the IRS name, logo, or other IRS property to the Treasury Inspector General for Tax Administration at 1-800-366-4484. You can forward suspicious emails to the Federal Trade Commission at: spam@uce.gov or contact them at www.ftc.gov/idtheft or 1-877-IDTHEFT (1-877-438-4338).

Visit IRS.gov to learn more about identity theft and how to reduce your risk.

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons (including federal agencies) who are required to file information returns with the IRS to report interest, dividends, or certain other income paid to you; mortgage interest you paid; the acquisition or abandonment of secured property; the cancellation of debt; or contributions you made to an IRA, Archer MSA, or HSA. The person collecting this form uses the information on the form to file information returns with the IRS, reporting the above information. Routine uses of this information include giving it to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia, and U.S. possessions for use in administering their laws. The information also may be disclosed to other countries under a treaty, to federal and state agencies to enforce civil and criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Under section 3406, payers must generally withhold a percentage of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to the payer. Certain penalties may also apply for providing false or fraudulent information.

        Any questions or requests for assistance or additional copies of this Offer to Purchase, the Letter of Transmittal or the Notice of Guaranteed Delivery may be directed to the Information Agent at the telephone number or address set forth below. You may also contact your broker, dealer, commercial bank, trust company or nominee for assistance concerning the Offer.

The Depositary for the Offer is:

Wells Fargo Bank, N.A.

***By Mail:	***By Hand or Overnight Courier:
Wells Fargo Bank, N.A. Shareowner Services Voluntary Corporate Actions P.O. Box 64854 St. Paul, Minnesota 55164-0854	Wells Fargo Bank, N.A. Shareowner Services Voluntary Corporate Actions 1110 Centre Pointe Curve, Suite 101 Mendota Heights, Minnesota 55120

The Information Agent for the Offer is:

D.F. King & Co., Inc.

48 Wall Street
22nd Floor
New York, New York 10005

Banks and brokers call: 212-269-5550
All others call toll-free: 800-758-5880